UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 26, 2006
Cardinal Health, Inc.
(Exact Name of Registrant as Specified in its Charter)
Ohio
(State or Other Jurisdiction of Incorporation)

1-11373 (Commission File Number)	31-0958666 (IRS Employer Identification Number)
7000 Cardinal Place, Dublin, Ohio 43017
(Address of Principal Executive Offices, Including Zip Code)
(614) 757-5000
(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On April 27, 2006, Cardinal Health, Inc. (the “Company”) issued a press release announcing its results for the quarter and nine months ended March 31, 2006. A copy of the press release is furnished under this report as Exhibit 99.01.
     Furnished under this report as Exhibit 99.02 is a discussion of the reasons why management believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition and results of operations.
Item 2.05 Costs Associated with Exit or Disposal Activities
     See the information in Item 2.06 below.
Item 2.06 Material Impairments
     On April 26, 2006, the Company determined that charges were necessary for impairment of goodwill, long-lived assets and current assets of held-for-sale operations in accordance with generally accepted accounting principles. The charges are the result of the Company’s decision to divest the Healthcare Marketing Services (“HMS”) business within its Pharmaceutical Technologies and Services segment and the United Kingdom-based Intercare Pharmaceutical Distribution (“IPD”) business within its Pharmaceutical Distribution and Provider Services segment. The Company recorded impairment charges in the quarter ended March 31, 2006 of approximately $152.7 million and $85.5 million, respectively, before taxes related to the HMS and IPD businesses. The Company is reporting HMS and IPD as discontinued operations as of March 31, 2006, for financial statement purposes. The Company does not expect the impairments to result in future cash charges.
Item 7.01 Regulation FD Disclosure
     During a conference call scheduled to be held at 11:00 a.m. EDT on April 27, 2006, the Company’s Chief Financial Officer, Jeffrey W. Henderson, will discuss the Company’s results for the quarter and nine months ended March 31, 2006. The Company is furnishing Mr. Henderson’s slide presentation for the conference call as Exhibit 99.03 to this report.
Item 9.01 Financial Statements and Exhibits
(c)    Exhibits
        99.01   Press release issued by the Company on April 27, 2006, and furnished under this report.
        99.02   Information released by the Company on April 27, 2006, and furnished under this report.
        99.03   Slide presentation furnished under this report.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc. (Registrant)
Date: April 27, 2006	By:	/s/ Jeffrey W. Henderson
		Name:	Jeffrey W. Henderson
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX
99.01   Press release issued by the Company on April 27, 2006, and furnished under this report.
99.02   Information released by the Company on April 27, 2006, and furnished under this report.
99.03   Slide presentation furnished under this report.